LOAN AGREEMENT

Loan Agreement (the "**Agreement**") dated July 27, 2018 (the "**Effective Date**") between Ryde GmbH, a German company (the "**Corporation**") and ICOX Innovations Inc. (the "**Lender**").

ARTICLE 1
INTERPRETATION

Section 1.1 Headings, etc.

The division of this Agreement into Articles and Sections and the insertion of headings are for convenient reference only and do not affect its interpretation.

Section 1.2 Currency.

All references in this Agreement to dollars or to "$" are expressed in United States currency unless otherwise specifically indicated.

Section 1.3 Certain Phrases.

In this Agreement, the words "**including**", "**includes**" and "**include**" mean "**including (or includes or include) without limitation**". The expressions "**Article**", "**Section**" and other subdivision followed by a number mean and refer to the specified Article, Section or other subdivision of the Agreement. In the computation of periods of time from a specified date to a later specified date, unless otherwise expressly stated, the word "from" means "from and including" and the words "to" and "until" each mean "to but excluding".

ARTICLE 2
PRINCIPAL SUM

Section 2.1 Principal Sum.

Subject to the terms and conditions of this Agreement, the Lender agrees to make available to the Corporation a loan (the "**Loan**") in the aggregate principal amount of $500,000 (the "**Principal Amount**"). The parties acknowledge and agree that (a) $100,000 of the Loan has previously been advanced to the Corporation (the "**First Installment**"), (b) an additional $100,000 shall be advanced upon execution of this Agreement, the Security Agreements (as defined below) and the Guaranty (as defined below), and (c) the remaining $300,000 shall be advanced upon execution and filing of the German Security Documents, as defined in the Ryde Security Agreement (as defined below). Any Promissory Note issued in connection with the Initial Installment is hereby replaced and superseded by this Agreement.

Section 2.2 Maturity Date

The Principal Amount, any accrued and unpaid interest thereon, and any other amounts owing under the Loan, shall mature on the earlier of (a) eight months from the Effective Date (or such later date as may be agreed to, in writing, by the Lender, in its sole discretion), (b) the closing by WENN Digital, Inc., a Delaware corporation ("**WDI**") of a minimum of $4,250,000 in financings, in the aggregate, whether through the sale of

KodakCoins, equity or otherwise, or (c) such earlier date as the Principal Amount may become due and payable in accordance with the terms and conditions of this Agreement.

Section 2.3 Interest.

The Principal Amount outstanding from time to time shall bear interest both before and after maturity, from including the date of advance of the Principal Amount to the date of repayment in full at the rate of 12.0% per annum, calculated and compounded monthly based on the number of days actually elapsed in a 365 day year, with interest payable upon repayment of the Principal Amount, or any portion thereof. Provided, however, any amounts not paid hereunder when due shall immediately commence accruing interest at the default rate of 18% per annum.

Section 2.4 Prepayments.

The Principal Amount may be prepaid by the Corporation to the Lender in whole or in part, at any time, not less than five (5) days prior written notice by the Corporation to the Lender. At the expiry of such notice period, the Corporation shall pay to the Lender the prepayment amount, interest on such portion of the Principal Amount as is being prepaid, accruing to the date of prepayment, and all fees, costs, charges and expenses then due and owing, without bonus or penalty.

Section 2.5 Security and Guaranty.

The Loan will be secured by (a) a general security agreement to be entered into between the Corporation and the Lender (the "**Ryde Security Agreement**"), and (b) a general security agreement to be entered into between WDI and Lender (the "**WDI Security Agreement**," and sometimes together with the Ryde Security Agreement, the "**Security Agreements**"). In addition, WDI shall enter into a Corporate Guaranty of the Loan (the "**Guaranty**"). The advance of the Principal Amount by the Lender to the Corporation under this Agreement is conditional upon the execution and delivery of the Security Agreements and Guaranty by the Corporation and WDI, as applicable.

ARTICLE 3
COVENANTS

Section 3.1 Affirmative Covenants.

So long as any Principal Amount remains outstanding, the Corporation shall:

(a) preserve and maintain its corporate existence and all its rights, licences, powers, privileges, franchises and goodwill;

(b) carry on and conduct its business in a proper and efficient manner;

(c) comply in all material respects with the requirements of all applicable laws;

(d) advise the Lender immediately upon becoming aware of any Event of Default (as hereinafter defined);

(e) promptly cure or cause to be cured any defects in the execution and delivery of this Agreement or any defects in the validity or enforceability of this Agreement;

(f) provide Lender with a weekly cash flow report that includes an itemized list of all revenue and expenses, and includes a comparison to the cash flow forecasts attached as Exhibit A (the "**Cash Flow Forecasts**");

(g) make necessary reductions to costs and expenses, as required for the weekly cash flows to meet the Cash Flow Forecasts;

(h) not enter into any contracts or agreements that have a term in excess of six months.

In addition, until the later of 12 months after the Effective Date and the date the Corporation has not further obligations hereunder, the Corporation shall engage in the Rip Kit process and quarterly offsites with Lender.

ARTICLE 4
TERMINATION AND EVENTS OF DEFAULT

Section 4.1 Termination

This Agreement may, by notice in writing, be terminated:

(a) by mutual written consent of the parties;

(b) by the Lender, upon the occurrence of an Event of Default (subject to the provisions of Section 4.3); or

(c) by either party if there has been a material breach of any provision of this Agreement by the other party and such breach has not been waived by the non-breaching party.

Section 4.2 Events of Default.

The occurrence of any of the following events shall constitute an "**Event of Default**" under this Agreement:

(a) if the Corporation fails to pay any of the Principal Amount or other amounts payable under this Agreement or otherwise payable by the Corporation, its successors or assigns, to the Lender, its successors or assigns, including, but not limited to, the failure to pay amounts due under prior loans extended by Lender to the Corporation, in each case, when such amounts become due and payable and such failure remains unremedied for five (5) days.

(b) if the Corporation fails to perform, observe or comply with any covenant, term, condition or agreement contained in this Agreement and, if the circumstances giving rise to such failure are capable of modification or rectification (such that, thereafter the covenant would be observed or

performed), the failure remains uncorrected for a period of five (5) days following the earlier of (x) the date on which the Lender provides notice to the Corporation of such failure; and (y) the date on which the Corporation becomes aware of any such failure; provided, however, if any such failure, observance or compliance repeats more than three (3) times, the Lender shall have the right to declare an Event of Default without providing the Corporation with an additional opportunity to cure the same.

(c) if the Corporation (i) admits in writing its inability to pay its debts generally or makes a general assignment for the benefit of creditors, (ii) institutes or has instituted against it any proceeding seeking (x) to adjudicate it a bankrupt or insolvent, (y) liquidation, winding-up, reorganization, arrangement, adjustment, protection, relief or composition of it or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors including any plan of compromise or arrangement or other corporate proceeding involving or affecting its creditors, or (z) the entry of an order for relief or the appointment of a receiver, trustee or other similar official for it or for any substantial part of its properties and assets, and in the case of any such proceeding instituted against it (but not instituted by it), either the proceeding remains undismissed or unstayed for a period of 30 days, or any of the actions sought in such proceeding (including the entry of an order for relief against it or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its properties and assets) occurs, or (iii) takes any corporate action to authorize any of the above actions.

(d) an Event of Default under the WDI Loan Agreement or either of the Security Agreements.

Section 4.3 Consequences of an Event of Default.

Upon the occurrence or existence of any Event of Default and following the expiry of any applicable grace periods and at any time thereafter during the continuance of such Event of Default, the Lender may, by written notice to the Corporation, declare all outstanding amounts payable by the Corporation hereunder (which amount shall be determined as if the Principal Amount and any interest payable thereon was being repaid on the date of such notice) to be immediately due and payable without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding; provided, upon the occurrence or existence of any Event of Default described in Section 4.2(c) hereof, immediately and without notice, all outstanding amounts payable by the Corporation hereunder shall automatically become immediately due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived, anything contained herein to the contrary notwithstanding. In addition to the foregoing remedies, upon the occurrence or existence of any Event of Default, the Lender may exercise any other right, power or remedy permitted to it by law, either by suit in equity or by action at law, or both. Upon an Event of Default, Corporation shall pay the Lender, on demand, all costs of collection, including reasonable attorneys' fees, incurred by Lender in enforcing the obligations of Corporation hereunder.

ARTICLE 5
MISCELLANEOUS

Section 5.1 Indemnification.

The Corporation agrees to indemnify the Lender from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (except by reason of the negligence or wilful misconduct of the Lender) which may be imposed on, incurred by, or asserted against the Lender and arising by reason of any action (including any action referred to herein) or inaction or omission to do any act legally required of the Corporation.

Section 5.2 Notice.

Any notice, direction or other communication (each a **"Notice"**) given regarding the matters contemplated by this Agreement must be in writing, sent by personal delivery, courier or electronic mail and addressed:

To the Lender at:

ICOX Innovations Inc.
4101 Redwood Avenue, Building F
Los Angeles, CA 90066
Email: michael.blum@icoxinnovations.com

With a copy, which shall not constitute notice, to:

Clark Wilson LLP
900-885 West Georgia Street
Vancouver, BC V6C 3H1
Attention: Virgil Z. Hlus
Email: vhlus@cwilson.com

To the Corporation at:

Ryde GmbH
Kurfürstenstr.84
10787 Berlin, Germany
Attention: Jan Denecke
Email: jd@ryde.one

A Notice is deemed to be delivered and received (i) if sent by personal delivery, on the date of delivery if it is a business day and the delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next business day; (ii) if sent by same-day service courier, on the date of delivery if sent on a business day and delivery was made prior to 4:00 p.m. (local time in place of receipt) and otherwise on the next business day; (iii) if sent by overnight courier, on the next business day; or (iv) if sent by electronic mail, on the date of delivery or transmission if sent on a business day. A party may change its address for service from time to time by providing a Notice in accordance with the foregoing. Any subsequent Notice must be sent to the party at its changed address. Any element of a party's address that is not specifically changed in a Notice will be assumed not to be changed.

Section 5.3 Time of the Essence.

Time shall be of the essence of this Agreement.

Section 5.4 Announcements.

The Corporation shall consult with the Lender before issuing any press release, news release or otherwise making any filings or public statements with respect to this Agreement and the transactions contemplated herein and shall not issue such press release without the prior written consent of the Lender, which consent shall not be unreasonably withheld or delayed, in each case, subject to applicable laws.

Section 5.5 No Agency or Partnership.

Nothing contained in this Agreement makes or constitutes any party, or any of its directors, officers or employees, the representative, agent, principal, partner, joint venture, employer, employee of any other party. It is understood that no party has the capacity to make commitments of any kind or incur obligations or liabilities binding upon any other party.

Section 5.6 Expenses.

Except as otherwise expressly provided in this Agreement and the Security Agreements, each party will pay for its own costs and expenses incurred in connection with this Agreement and the transactions contemplated by it. The fees and expenses referred to in this Section are those which are incurred in connection with the negotiation, preparation, execution and performance of this Agreement, and the transactions contemplated by this Agreement, including the fees and expenses of legal counsel, investment advisers and accountants.

Section 5.7 Amendments.

This Agreement may only be amended, supplemented or otherwise modified by written agreement signed by all of the parties.

Section 5.8 Waiver.

(1) No waiver of any of the provisions of this Agreement will constitute a waiver of any other provision (whether or not similar). No waiver will be binding unless executed in writing by the party to be bound by the waiver. A party's failure or delay in exercising any right under this Agreement will not operate as a waiver of that right. A single or partial exercise of any right will not preclude a party from any other or further exercise of that right or the exercise of any other right.

(2) If a party waives compliance with any of the conditions, obligations or covenants contained in this Agreement, the waiver will be without prejudice to any of its rights of termination in the event of non-fulfilment, non-observance or non-performance of any other condition, obligation or covenant in whole or in part.

Section 5.9 Entire Agreement.

Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated herein, this Agreement constitutes the entire agreement between the parties with respect to the transactions contemplated by this Agreement and

supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no representations, warranties, covenants, conditions or other agreements, express or implied, collateral, statutory or otherwise, between the parties in connection with the subject matter of this Agreement, except as specifically set forth in this Agreement and the agreements, instruments and other documents contemplated herein. The parties have not relied and are not relying on any other information, discussion or understanding in entering into and completing the transactions contemplated by this Agreement, except as set out in this Agreement and the agreements, instruments and other documents contemplated herein.

Section 5.10 Successors and Assigns.

(1) This Agreement becomes effective only when executed by all of the parties. After that time, it is binding on and enures to the benefit of the parties and their respective heirs, administrators, executors, legal personal representatives, successors and permitted assigns.

(2) Except as otherwise provided in this Agreement, neither this Agreement nor any of the rights or obligations under this Agreement are assignable or transferable by the Corporation without the prior written consent of the Lender, nor by the Lender without the prior written consent of the Corporation, provided that the Lender may, without such consent, assign all or part of its rights and obligations under this Agreement, without reducing its own obligations hereunder, to any of its subsidiary.

Section 5.11 Further Assurances.

The parties agree to execute and deliver such further and other papers, cause such meetings to be held and resolutions passed enacted, exercise their vote and influence, and do and perform and cause to be done and performed, such further and other acts and things that may be necessary or desirable in order to give full effect to this Agreement and every part thereof.

Section 5.12 Severability.

If any provision of this Agreement is determined to be illegal, invalid or unenforceable, by an arbitrator or any court of competent jurisdiction from which no appeal exists or is taken, that provision will be severed from this Agreement and the remaining provisions will remain in full force and effect.

Section 5.13 Governing Law; Venue.

THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

ANY CONTROVERSY OR CLAIM ARISING OUT OF, OR RELATING TO, THIS AGREEMENT, OR THE BREACH THEREOF, SHALL BE SETTLED BY BINDING ARBITRATION IN ACCORDANCE WITH THE COMMERCIAL ARBITRATION RULES THEN IN EFFECT OF THE AMERICAN ARBITRATION ASSOCIATION, AND JUDGMENT UPON THE AWARD

RENDERED MAY BE ENTERED IN ANY COURT HAVING JURISDICTION OVER THE PARTY AGAINST WHICH SUCH JUDGMENT IS RENDERED. THE ARBITRATION PROCEEDINGS SHALL BE CONDUCTED IN LOS ANGELES, CALIFORNIA. EACH OF THE PARTIES SHALL SELECT AN ARBITRATOR FROM A LIST PROVIDED BY THE AMERICAN ARBITRATION ASSOCIATION THAT IS MUTUALLY SATISFACTORY TO THEM. IF THE PARTIES ARE UNABLE TO AGREE ON AN ARBITRATOR, THEY SHALL EACH CHOOSE AN ARBITRATOR FROM A LIST PROVIDED BY THE AMERICAN ARBITRATION ASSOCIATION. THE TWO ARBITRATORS SO SELECTED SHALL THEN SELECT A THIRD ARBITRATOR MUTUALLY SATISFACTORY TO THEM FROM THE LIST PROVIDED BY THE AMERICAN ARBITRATION ASSOCIATION. THE SINGLE ARBITRATOR SO SELECTED BY THE AFORESAID PROCEDURE SHALL HEAR THE DISPUTE AND DECIDE IT. THE AWARD OF THE ARBITRATOR SHALL BE BINDING AND FINAL ON ALL PARTIES. ANY AND ALL LEGAL, ACCOUNTING AND OTHER COSTS AND EXPENSES INCURRED BY THE PREVAILING PARTY SHALL BE BORNE BY THE NON-PREVAILING PARTY.

TO THE EXTENT ANY ACTION OR PROCEEDING BETWEEN THE PARTIES, IS REQUIRED TO BE SUMIBMITTED OR RESOLVED IN A COURT OF LAW, EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS SUCCESSORS, TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED IN LOS ANGELES, CALIFORNIA, AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH STATE OR, TO THE EXTENT PERMITTED BY LAW, IN SUCH FEDERAL COURT; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT LENDER'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH PARTY HEREBY AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW.

EACH OF THE PARTIES HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT IT MAY LEGALLY AND EFFECTIVELY DO SO, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ARBITRATION, SUIT, ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT IN ANY JURISDICTION OR COURT REFERRED TO ABOVE. EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, THE DEFENSE OF AN INCONVENIENT

FORUM TO THE MAINTENANCE OF SUCH ARBITRATION, ACTION OR PROCEEDING IN ANY SUCH COURT.

EACH OF THE PARTIES IRREVOCABLY CONSENTS TO SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF CALIFORNIA. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW.

Section 5.14 . Counterparts.

This Agreement may be executed in any number of counterparts (including counterparts by facsimile or other electronic transmission) and all such counterparts taken together will be deemed to constitute one and the same instrument. The party sending the facsimile or other electronic transmission will also deliver the original signed counterpart to the other party, however, failure to deliver the original signed counterpart shall not invalidate this Agreement.

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IN WITNESS WHEREOF the parties have executed this Loan Agreement.

ICOX INNOVATIONS INC.

By: /s/ Michael Blum August 29, 2018

Authorized Signing Officer

RYDE GMBH

07/27/2018 By: /s/ Jan Denecke

Authorized Signing Officer

Exhibit A

Cash Flow Forecast